RNC MUTUAL FUND GROUP, INC.
                        Supplement dated October 12, 2000
                    To the Prospectus dated January 28, 2000

THE PROSPECTUS IS REVISED AS FOLLOWS:

The second sentence under the "Redemption by Wire" on page 12 of the Prospectus is deleted and replaced with the following:

     You must make your redemption request before 11:00 a.m. Eastern time, in order for it to be wired on the same day. Requests received after 11:00 a.m. Eastern time, will be wired on the next business day after the redemption request is received.

The first sentence under the "Calculation of Net Asset Value (NAV)" on page 12 of the Prospectus is deleted and replaced with the following:

     The NAV for the Money Market Fund is determined at 11:00 a.m., Eastern time, and as of the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time, on each business day the NYSE is open for trading.